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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 5, 1997



                             FORT HOWARD CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                       0-20473               39-1090992
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                 1919 South Broadway, Green Bay, Wisconsin 54304
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (414) 435-8821


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Item 5. Other Events

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Fort Howard Corporation ("Fort Howard") announcing the distribution by The Morgan Stanley Leveraged Equity Fund II, L.P. and two related limited partnerships of such partnerships' entire investments in Fort Howard.

Item 7(c).  Exhibits

99.1     Press release of Fort Howard, dated May 5, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FORT HOWARD CORPORATION
                                           Registrant




                                           By:      /s/ James W. Nellen II
                                               ---------------------------------
                                                    James W. Nellen II
                                                    Vice President and Secretary



Date:    May 6, 1997



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                                Index to Exhibits




Exhibit No.                         Description
-----------                         -----------

99.1                                Press release of Fort Howard,
                                    dated May 5, 1997.